Exhibit 10.8

FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT dated as of October 15, 2004 (this “Amendment”), amending that certain Stockholders Agreement, dated as of July 7, 2004 (the “Stockholders Agreement”), is made and entered into by and among H-Lines Holding Corp., a Delaware corporation (the “Company”), Castle Harlan Partners IV, L.P., a Delaware limited partnership (“CHP IV”), and the parties identified on the signature pages hereto.

The parties hereto desire to amend the Stockholders Agreement as herein provided.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

2. Amendment to Caption. The last sentence of the caption to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following sentence:

“The Other Stockholders, the CHP Group, and the holders of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) and/or shares of preferred stock, par value $.01 per share, of the Company (the “Preferred Stock”) that become parties hereto by executing and delivering to the Company (in compliance with the provisions hereof) an Instrument of Accession in the form of Exhibit A are herein referred to collectively as the “Stockholders” and each individually as a “Stockholder”. Shares of Common Stock or Preferred Stock, as adjusted from time to time for any stock splits, stock dividends, stock reverse splits, stock combinations or similar pro rata share recapitalization events, are herein referred to collectively as the “Shares”.”

3. Amendment to Recitals. The fourth paragraph of the recitals to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“WHEREAS, certain of the Stockholders have entered (or will enter) into subscription agreements with the Company (each, a “Subscription Agreement”) pursuant to which such Stockholders, among other things, have purchased (or will purchase) Shares which are (or will be at the time of purchase) subject to restricted stock agreements with the Company (each, a “Restricted Stock Agreement”, the Shares subject to such Restricted Stock Agreements, the “Restricted Shares”, and the Stockholders with respect to their Restricted Shares, sometimes hereinafter referred to as, the “Restricted Stockholders”);”

4. Amendment to Section 3. Section 3 of the Agreement is hereby amended by adding the following sentence at the end thereof: “For purposes of this Agreement, a Stockholder shall be deemed to hold a Share (and shall be subject to the provisions of this Agreement in accordance with the terms and conditions hereof) if such Stockholder holds, in accordance with the terms and conditions of the applicable Voting Trust, the Voting Trust Certificate (within the meaning of such Voting Trust) evidencing such Share.”

5. Amendments to Section 5.

(a) Subsection (c) of Section 5 of the Agreement is hereby amended by deleting the word “and” at the end of such subsection.

(b) Subsection (d) of Section 5 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“(d) by a Stockholder (including, without limitation, from and after the consummation of an Initial Public Offering, pursuant to an exemption from registration under Section 5 of the Securities Act) in accordance with Section 6 of this Agreement; and”

(c) Section 5, as heretofore amended, is hereby further amended by adding a new subsection (e) at the end thereof, which subsection (e) shall read as follows:

“(e) by a Stockholder in accordance with Section 8(a)(i) of this Agreement (in which case, notwithstanding anything in this Agreement to the contrary, the provisions of Section 6 shall not apply to such transfer of such Securities).”

6. Amendments to Section 6.

(a) Clause (i) of Section 6(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“If any Other Stockholder or group of Other Stockholders or Permitted Transferees thereof (a “Selling Stockholder”) shall desire to sell, in a single transaction or a series of related transactions, any number of Shares to another Person (other than to (x) a Permitted Transferee, (y) any Designated Person of such Selling Stockholder (but only to the extent such Shares constitute Excess Shares and in which case the proviso set forth in Section 5(c) shall apply to such sale as if such Designated Person were a Permitted Transferee), or (z) the Company pursuant to a Restricted Stock Agreement or similar agreement with the Company to which such Selling Stockholder and the Company are parties), the Selling Stockholder shall not approach any possible buyer but shall give prompt written notice thereof to the Company and CHP IV (the “Offering Notice”), setting forth in such notice the number and type of Shares it desires to sell (the “Offered Shares”).”

(b) Clause (v) of Section 6(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“Upon the Selling Stockholder’s first rejection of either of such Offers, but subject to Sections 6(e) and (f), the Selling Stockholder may consummate a sale of the Offered Shares (which do not constitute Excess Shares (as defined below)) by entering within 90 days (the “Section 6(e) Offer Period”) from the date of the expiration of the Extended Option Period into a definitive agreement with a third party for the sale of the Offered Shares by the Selling Stockholder to such party so long as such sale is on terms and conditions which are no less favorable to the Selling Stockholder than the terms and conditions of both rejected Offers. Notwithstanding anything to the contrary in this Agreement, if, at any time during the Section 6(e) Offer Period, CHP IV desires to pursue the sale of the entire Company and such definitive agreement has not already been executed and delivered by the Selling Stockholder, CHP IV may, in its sole discretion, elect to suspend (a “Basic Tag-Along Suspension”), by written notice thereof to the Selling Stockholder, for a period of up to 180 days (such period, the “Basic Tag-Along Suspension Period”), the right of the Selling Stockholder to pursue the sale of the Offered Shares pursuant to Section 6(e) hereof (in which case any day of the Basic Tag-Along Suspension Period shall not count as a day of the Section 6(e) Offer Period), provided that, if during the Basic Tag-Along Suspension Period, CHP IV or a Permitted CHP Transferee exercises its rights pursuant to Section 6(f) hereof, the Basic Tag-Along Suspension Period shall be automatically extended until such time as the Selling Stockholder is no longer required by Section 6(f) to sell the Offered Shares thereunder, and provided, further, that, if, upon the expiration of the Basic Tag-Along Suspension Period, as extended above, the Offered Shares of the Selling Stockholder have not been sold by the Selling Stockholder pursuant to Section 6(f), the Section 6(e) Offer Period with respect to the Offered Shares shall resume.

(c) Section 6(a) of the Agreement, as heretofore amended, is hereby further amended by adding a new clause (vi) at the end thereof, which clause (vi) shall read as follows:

“Notwithstanding anything to the contrary in Section 6(a) or elsewhere in this Agreement, if any of the Shares held by a Stockholder become Excess Shares, and, in accordance with Section 6(a), such Stockholder shall become a Selling Stockholder and such Excess Shares shall become Offered Shares (whether alone or together with any Offered Shares), then

(i) The Option Period with respect to the Company’s Offer (if any) for such Excess Shares shall be reduced to five days from the date of the related Offering Notice,

(ii) The Extended Option Period with respect to CHP IV’s Offer (if any) for such Excess Shares shall be reduced to five days from the last day of the related Option Period, and

(iii) Upon the Selling Stockholder’s rejection of any such Offer, the Selling Stockholder may, without being required to comply with Sections 6(e) and (f) hereof, consummate a sale of such Excess Shares to a Person which is a Citizen (the “Excess Shares Purchaser”) within 50 days from the date of the related Offering Notice (the “Citizenship-Related Tag-Along Suspension Period”) provided that such sale conforms to the following conditions:

(1) that, unless such Excess Shares Purchaser is a Designated Person of the Selling Stockholder, the Selling Stockholder shall first offer, by written notice to CHP IV (the “Excess Shares Offer Notice”), to sell such Excess Shares to CHP IV on the same terms and conditions on which such Selling Stockholder proposes to sell such Excess Shares to the Excess Shares Purchaser and, upon its receipt of such Excess Shares Offer Notice, CHP IV shall have three Business Days in which to accept such offer, and, if CHP IV fails to accept such offer within such three Business Days of the Excess Shares Offer Notice, then the Selling Stockholder may sell such Excess Shares to the Excess Shares Purchaser only (x) on terms and conditions which are no less favorable to the Selling Stockholder than the terms and conditions set forth in the Excess Shares Offer Notice, and (y) if the Holder Eligibility Requirements with respect to such Excess Shares Purchaser are satisfied, and

(2) if the Excess Shares Purchaser is a Designated Person of the Selling Stockholder, then the Selling Stockholder may sell such Excess Shares to such Excess Shares Purchaser only (x) on terms and conditions which are no less favorable to the Selling Stockholder than the terms and conditions of both rejected Offers, and (y) if the Holder Eligibility Requirements with respect to such Excess Share Purchaser are satisfied.

If CHP IV shall elect to accept the offer made in the Excess Shares Offer Notice by its written notice to the Selling Stockholder of its acceptance of such offer, the closing of such sale to CHP IV shall be made pursuant to Section 6(c) but the Closing Date of such sale shall no earlier than two days nor later than five days after such written notice.

(iv) Unless required by Marad or otherwise determined by the Company’s Board of Directors (in the exercise of its fiduciary duties) or by the holders of at least 60% of the Shares then held by the Other

Stockholders, during the Citizenship-Related Tag-Along Suspension Period, the Company shall not exercise its right to redeem all or any of the applicable Excess Shares pursuant to Section 6 of the Company Charter. Upon the expiration of the Citizenship-Related Tag-Along Suspension Period, the Company may, in its sole discretion, exercise its right to redeem all or any of the applicable Excess Shares then held by the Selling Stockholder pursuant to Section 6 of the Company Charter.”

(d) Section 6(a) of the Agreement, as heretofore amended, is hereby further amended by adding a new clause (vii) at the end thereof, which clause (vii) shall read as follows:

“Notwithstanding anything to the contrary in Section 6(e) or elsewhere in this Agreement, CHP may, without being required to comply with Sections 6(e) and (f) hereof, transfer to any one or more Persons any Shares that were previously purchased by CHP IV pursuant to Section 6(e) and, at the time of such purchase, constituted Excess Shares, provided that the Holder Eligibility Requirements are satisfied with respect to each such Person.”

(e) Clause (i)(A) of Section 6(e) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“In addition to the rights afforded under Section 6(a), if any Stockholder proposes to transfer to any Person (other than (x) a Permitted Transferee, (y) the Company or CHP IV pursuant to Section 6(a), or (z) the Company pursuant to a Restricted Stock Agreement or similar agreement with the Company to which such Selling Stockholder and the Company are parties) (the “Transferring Stockholder”), in a single transaction or a series of related or unrelated transactions a number of its Shares greater than 25% of the outstanding Shares and Underlying Shares held by such Transferring Stockholder on the Closing Date (a “Proposed Sale”), each Stockholder (other than the Transferring Stockholder) shall be offered, as provided below, the opportunity in connection with each such Proposed Sale that, alone or together with previous related or unrelated sales, exceeds 25% of the outstanding shares held by such Transferring Stockholder, to sell a portion of its Shares of the same class on the Applicable Terms and Conditions (as defined in clause (v) below).”

(f) Clause (i) of Section 6(f) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“ If CHP IV and/or one or more Permitted CHP Transferees proposes to transfer, in a single transaction or a series of related transactions (to the same purchaser or affiliated purchasers), more than 50% of the Shares (assuming the conversion of any convertible securities or the exercise of any option, warrant or any other similar right in each case as may then be held by CHP IV or any Permitted CHP IV Transferee and in-the-money) owned by CHP IV and all Permitted CHP Transferees either as of the date hereof or, if the number of Shares owned by CHP IV and all Permitted CHP Transferees as of the date of such proposed transfer has increased from the number thereof owned by them as of the date hereof, as of the date of such transfer, in a bona fide transaction (but excluding a Permitted Transfer under Sections 5(a) and 5(b)) to one or more unaffiliated third parties (excluding a Permitted CHP Transferee or an Other Stockholder) (and regardless of whether such transfer is by means of a sale of such Shares, a merger of the Company in which such Shares are converted into the right to receive cash, or a sale of all or substantially all of the assets of the Company and a subsequent distribution of the proceeds therefrom), CHP IV and/or the Permitted CHP Transferees shall be entitled, by delivery of 30 days’ prior written notice to the Other Stockholders, specifying the name and address of the proposed parties to such transaction and the terms thereof, to require each such Other Stockholder to sell a number of the Shares held by it (plus any Rollover Options as may be necessary to account for Shares on the basis of the Underlying Shares relating thereto) equal to the product of (x) the outstanding number of such Shares plus the Underlying Shares owned by such Other Stockholder as of the last day of such 30-day period, multiplied by (y) the quotient determined by dividing (1) the outstanding number of Shares being transferred by CHP IV and/or the Permitted CHP Transferees and (2) the outstanding number of Shares owned by CHP IV and/or the Permitted CHP Transferees as of the last day of such 30-day period, upon the same terms as the terms on which CHP IV and/or the Permitted CHP Transferees are selling their Shares in the proposed transaction, and such Other Stockholder shall comply and sell its Shares and its Rollover Options computed on the basis of the Underlying Shares relating thereto. The price for any Rollover Option (or portion thereof) being transferred under this Section 6(f) shall be the per Share price to be received by CHP IV or the Permitted CHP Transferee, as the case may be, net of the exercise price therefor, multiplied by the number of Shares for which such Rollover Option (or portion thereof) may then be exercised.”

7. Amendments to Section 7.

(a) Clause (iii) of Section 7(c) of the Agreement is hereby amended by replacing the entire definition of “Preemptive Rightholders” specified therein with the following text: “(together with the Other Stockholders, the “Preemptive Rightholders”)”.

(b) Clauses (ix) and (x) of Section 7(e) of the Agreement are hereby amended by deleting them in their entirety and replacing them with the following text:

“(ix) the issuance of up to 443,038 shares of Common Stock and up to 6,645,570 shares of Preferred Stock (collectively, the “Additional Shares”) (A) pursuant to the conversion (collectively, the “Conversion”), from time to time, of all or a portion, of the 13.0% Convertible Promissory Notes in the original principal amount of $70,000,000 due July 7, 2005, issued by the Company on July 7, 2004 (the “Notes”), and/or (B) in connection with the sale by the Company of the Additional Shares to investors (“Equity Investors”) on terms and conditions to be negotiated and agreed on with the Equity Investors (collectively, the “Equity Syndication”), subject to the following minimum terms and conditions: (1) in the case of the Conversion and the Equity Syndication, the Additional Shares are to be issued in the ratio of 15 shares of Preferred Stock to one share of Common Stock (each such combination of 15 shares of Preferred Stock and one share of Common Stock being referred to herein, solely for sake of convenience, as a “Unit”) to each holder of Notes and/or Equity Investor, (2) in the case of the Equity Syndication, the price to be paid by each Equity Investor to the Company for a Unit shall be no less than $158 in cash per Unit, and (3) in the case of the Equity Syndication, the proceeds received by the Company from the issuance and sale of the Units shall be used by the Company for the prepayment, to the extent of the amount of such proceeds, of the outstanding principal of, and accrued interest on, the Notes, to the extent such Notes are then outstanding, in accordance with the terms of the Notes; (x) issuances of Shares in connection with the exercise of a put or call pursuant to the Put/Call Agreement; and (xi) issuances to one or more Persons of shares of Preferred Stock and Common Stock (to the extent reasonably practical) up to that number of shares of each such class of capital stock that were previously purchased by the Company pursuant to Section 6(e) and, at the time of such purchase, constituted Excess Shares, provided that, in the case of each such Person, the Holder Eligibility Requirements are satisfied.”

8. Amendments to Section 8.

(a) The second sentence of subsection (a) of Section 8 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“At the request of each Stockholder (in its sole discretion), the Company shall include, subject to Section 8(a)(ii), in such registration up to the same percentage of each class of such Stockholder’s Shares as the CHP Group and its Permitted Transferees is including in such registration (such shares to be registered, the “Registrable Securities”), provided that (x) the registration form to be used may be used for the registration of Shares, (y) the Company has received written requests for inclusion therein within twenty days after the Company’s notice, and (z) Shares of such class of such Stockholder’s Shares which such Stockholder had the right, pursuant to this Section 8(a), to include in a prior registration but declined to so include shall not be eligible for further inclusion.

(b) Subsection (e) of Section 8 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“The right of any Person pursuant to Section 8(a) to request the inclusion in any Piggyback Registration of Shares of such Person in accordance with this Section 8 shall terminate on the first date (after the consummation of an Initial Public Offering) on which all of the shares of Common Stock held, or entitled to be held upon conversion, by such Person may be sold under Rule 144(k) and without compliance with the provisions of Section 6(e) hereof.”

9. Amendments to Section 9(b).

(c) The first sentence of Section 9(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“This Agreement shall remain in effect until the earliest to occur of (i) this Agreement being terminated as to all Securities and Stockholders pursuant to Section 9(a), (ii) the consent of the CHP Group and the holders of at least 55% of the Shares then held by the Other Stockholders to the termination of this Agreement, (iii) upon the consummation of an Initial Public Offering and the failure by the CHP Group to maintain ownership of at least 10% of the outstanding shares of Common Stock, and (iv) the second anniversary of the consummation of an Initial Public Offering; provided, however, that, notwithstanding anything to the contrary in this Agreement, (x) Section 8 hereof shall survive, in accordance with the terms thereof, the termination of this Agreement pursuant to clause (iii) or (iv) above, until the earlier to occur of the events specified in clause (i) or (ii) above, and (y) Sections 8(c) and 8(d) hereof shall survive any termination of this Agreement; and provided, further, however, that Section 7 hereof shall terminate upon the consummation of an Initial Public Offering.”

(d) Section 9 of the Agreement, as heretofore amended, is hereby further amended by adding a new subsection (c) at the end thereof, which subsection (c) shall read as follows:

“(c) Termination as to Certain Shares. Notwithstanding anything to the contrary in this Agreement, (i) this Agreement (other than Section 8(c) hereof) shall terminate with respect to all Registrable Securities constituting shares of Common Stock sold pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission, upon the consummation of which such shares are listed on a United States securities exchange or included in the NASDAQ National Market, other than a registration on Form S-4 or S-8 (or its equivalent), and (ii) this Agreement shall terminate with respect to any shares of Common Stock sold to a Person pursuant to Section 6(e) hereof following the consummation of an Initial Public Offering.”

10. Amendments to Section 13.

(a) Subsection (a) of Section 13 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following text:

“(a) Certain Definitions. For purposes of this Agreement, “Affidavit” means, with respect to any Person, an affidavit of such Person, in form and substance satisfactory to the Company (in its sole discretion), stating that the affiant thereunder is a Citizen, and disclosing such additional information (including, but not limited to, ownership and voting percentages, and status as a Citizen) with respect to all or any of its Related Persons, and such agreements or other documents (including, but not limited to, partnership agreements, limited liability company agreements, certificates of incorporation, bylaws and investment adviser agreements) of the affiant or all or any of its Related Persons, as may be required by the Company in its sole discretion; “Citizen” has the meaning ascribed to such term in the Company Charter; “Company Charter” means the Certificate of Incorporation of the Company, as in effect from time to time; “Designated Person” means, with respect to any specified Person, any other Person which is under the control of, or the principal investment adviser of which is under the control of, at least a majority in pecuniary interest of the investment professionals who are responsible for the investment decisions of such specified Person as of the date on which such specified Person first acquired Shares from the Company; “Excess Shares” has the meaning ascribed to such term in the Company Charter; “Holder Eligibility Requirements” means, with respect to any Person to whom Shares are to be issued or transferred, (1) such Person shall have executed and delivered to the Company such Affidavits (for possible filing by the Company, in its sole discretion, with Marad or the U.S. Coast Guard) as may have been reasonably requested by the Company and, if requested by the Company, Marad shall have acknowledged in writing to the Company that such Person is a Citizen, (2) such issuance or transfer does not conflict with or violate the limitations set forth in Section 4 hereof, and (3) such Person complies with the provisions of Section 6(h) hereof applicable to such Person (as if such Person purchased such Shares pursuant to Section 6); “Marad” means the U.S. Maritime Administration; “Person” means any individual, firm, partnership, corporation, trust, joint venture, limited liability company, association, joint stock company, unincorporated organization or any other entity or organization, including a governmental entity or any department, agency or political subdivision thereof; and “Related Person” means, with respect to any Person, the directors, officers, employees, managers, investment advisers, partners, members, stockholders or other security holders of such Person (and of each tier of ownership of such Person and of each of the foregoing Persons).”

(b) Section 13 of the Agreement, as heretofore amended, is hereby further amended by adding a new subsection (o) at the end thereof, which subsection (o) shall read as follows:

“(o) Interpretation. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Unless expressly provided otherwise in this Agreement, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.”

11. Amendment to Voting Requirements. Sections 6(h), 7(e)(iii) and 13(d)(ii) are hereby amended, in each case, by replacing each occurrence of “50.1%” therein with “55%”.

12. No Other Amendments. Except as expressly provided in this Amendment, the Stockholders Agreement remains in full force and effect in accordance with its terms.

13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original instrument, but all of which when taken together shall constitute this Amendment.

14. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with the internal laws of the State of Delaware.

15. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of nor shall they be taken into consideration in interpreting, this Amendment.

16. Effectiveness. This Amendment shall become effective on the date when it is executed and delivered by (i) a majority in interest of the CHP Group and (ii) by the holders of at least 50.1% of the shares of Common Stock (treating the holders of Options as holders of Common Stock into which they are exercisable after giving effect to the Put/Call Rights) then held by the Other Stockholders.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

H-LINES HOLDING CORP.

By:	/s/ Charles G. Raymond
Name:	Charles G. Raymond
Title:	President of Chief Executive Officer

CASTLE HARLAN PARTNERS IV, L.P.

BY:	CASTLE HARLAN, INC.,
As Investment Manager

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

CASTLE HARLAN AFFILIATES IV-QP, L.P.

BY:	CASTLE HARLAN, INC.,
As Investment Manager

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

CASTLE HARLAN AFFILIATES IV-AI, L.P.

BY:	CASTLE HARLAN, INC.,
As Investment Manager

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

FROGMORE AFFILIATES IV, L.P.

BY:	CASTLE HARLAN, INC.,
As Investment Manager

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

CASTLE HARLAN OFFSHORE
PARTNERS IV, L.P.

BY:	CASTLE HARLAN, INC.,
As Investment Manager

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Leonard M. Harlan
Leonard M. Harlan

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ David B. Pittaway
David B. Pittaway

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Howard Weiss
Howard Weiss

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Justin B. Wender
Justin B. Wender

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

CASTLE HARLAN, INC.

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Sylvia F. Rosen
Sylvia F. Rosen

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ John E. Morningstar
John E. Morningstar

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

BRANFORD CASTLE HOLDINGS IV, INC.

By:	/s/ Branford Castle Holdings IV, Inc.
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

THE WEISS GROUP

By:	/s/ Howard Weiss
Name:	Howard Weiss
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

WENDER ASSOCIATES IV

By:	/s/ Justin B. Wender
Name:	Justin B. Wender
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

MZ ASSOCIATES, LLC

By:	/s/ MZ Associates, LLC
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

WMP IRREVOCABLE TRUST

By:	/s/ WMP Irrevocable Trust
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Marcel Fournier
Marcel Fournier

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Benjamin S. Sebel
Benjamin S. Sebel

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

MARLIN TRUST

By:	/s/ Trustee
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

BERMAN TRUST

By:	/s/ Trustee
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

GRUMAN TRUST

By:	/s/ Trustee
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Mark R. Blankenship Mark R. Blankenship

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Michael T. Bohlman Michael T. Bohlman

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Patricia A. Bowman Patricia A. Bowman

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Charles William Brown III Charles William Brown III

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Marvin Buchanan Marvin Buchanan

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Robert C. Burlando Robert C. Burlando

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Tricia A. Covais Tricia A. Covais

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Daniel R. Downes
Daniel R. Downes

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Scott W. Fernandez
Scott W. Fernandez

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ R. Kevin Gill
R. Kevin Gill

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Sabrina M. Jackson
Sabrina M. Jackson

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ John V. Keenan
John V. Keenan

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Ricky A. Kessler
Ricky A. Kessler

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Mar F. Labrador
Mar F. Labrador

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Dennis R. McCarthy
Dennis R. McCarthy

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Kathleen M. Mullen
Kathleen M. Mullen

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Neil Perlmutter
Neil Perlmutter

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Kenneth L. Privratsky
Kenneth L. Privratsky

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ John J. Quan
John J. Quan

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Charles Raymond
Charles Raymond

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Joe Raymond
Joe Raymond

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Sam Raymond
Sam Raymond

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Karen H. Richards
Karen H. Richards

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Jose G. Rodriguez
Jose G. Rodriguez

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Richard F. Rodriguez
Richard F. Rodriguez

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Gabriel M. Serra
Gabriel M. Serra

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Brian W. Taylor
Brian W. Taylor

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Philip A. Woare
Philip A. Woare

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ M. Mark Urbania
M. Mark Urbania

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Stockholders Agreement to be duly executed and delivered.

/s/ Robert S. Zuckerman
Robert S. Zuckerman